BNY MELLON HIGH YIELD STRATEGIES FUND

Notice of Annual Meeting of Shareholders

To the Shareholders of BNY Mellon High Yield Strategies Fund:

     Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of our shareholders and officers, and other attendees, the Annual Meeting of Shareholders (the “Meeting”) of BNY Mellon High Yield Strategies Fund (the “Fund”), a Massachusetts trust, will be held in a virtual meeting format only, on Tuesday, August 11, 2020 at 10:30 a.m., Eastern time. Shareholders will not be able to attend the Meeting in person.

To participate in the Meeting, please visit www.meetingcenter.io/214863072 and follow the instructions as outlined in the Fund’s proxy statement.

The Meeting is being held for the following purposes:

1.	To elect three Class III Trustees to serve for a three-year term and until their respective successors are duly elected and qualified.
2.	To transact such other business as may properly come before the Meeting, or any adjournments or postponements thereof.

     Shareholders of record at the close of business on June 3, 2020 will be entitled to receive notice of and to vote at the Meeting.

New York, New York
June 30, 2020

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY MELLON HIGH YIELD STRATEGIES FUND

PROXY STATEMENT

Annual Meeting of Shareholders
to be held on August 11, 2020

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board”) of BNY Mellon High Yield Strategies Fund (the “Fund”) to be used at the Annual Meeting of Shareholders of the Fund to be held on Tuesday, August 11, 2020 at 10:30 a.m., Eastern time, in a virtual meeting format only, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Meeting”). Shareholders of record at the close of business on June 3, 2020 are entitled to be present and to vote at the Meeting.

     To participate in the Meeting, please visit the Meeting website at www.meetingcenter.io/214863072 and enter the password BNYM2020. You must also enter the control number found on your proxy card. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services (“Computershare”), the Fund’s tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration should be received no later than 5:00 p.m., Eastern Time on Wednesday, August 5, 2020. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Meeting. For requests received after 5:00 p.m., Eastern Time, on Wednesday, August 5, 2020, Computershare will attempt to register you, but may be unable to do so prior to the Meeting.

     Questions from shareholders to be considered at the Meeting must be submitted to BNY Mellon Investment Management at 1-800-334-6899 or instsales@bnymellon.com no later than 5:00 p.m., Eastern Time, on Wednesday, August 5, 2020. Only questions that are pertinent, as determined by the chairperson of the Meeting, will be answered during the Meeting, subject to time constraints.

     Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number on the proxy card or through the Internet. To be effective, such revocation must be received prior to the Meeting. In addition, any shareholder who attends the Meeting virtually may vote during the Meeting by following the instructions available on the Meeting website, thereby canceling any proxy previously given.

     A quorum is constituted by the presence in person or by proxy of the holders of a majority of the shares of beneficial interest issued and outstanding and entitled to vote at the Meeting. If a quorum is not present at the Meeting, the shareholders present in person or by proxy, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting. There were 72,707,688 shares of beneficial interest of the Fund outstanding as of June 3, 2020.

     It is estimated that proxy materials will be mailed to shareholders of record on or about June 30, 2020. To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request. The principal executive office of the Fund is located at 240 Greenwich Street, 18th Floor, New York, New York 10286. Copies of the Fund’s most recent Annual Report to Shareholders are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

     Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on August 11, 2020: This proxy statement, and copies of the Fund’s most recent Annual Report to Shareholders are available at https://im.bnymellon.com/us/en/products/closed-end-funds.jsp.

PROPOSAL 1: ELECTION OF TRUSTEES

     The Board is divided into three classes with the term of office of one class expiring each year. It is proposed that shareholders of the Fund consider the election of three Class III Trustees to serve for three-year terms and until their respective successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are Joseph S. DiMartino, Andrew J. Donohue and Kenneth A. Himmel. Each Nominee currently serves as a Trustee of the Fund, and a board member of certain other funds in the BNY Mellon Family of Funds. Each Nominee, except Mr. Donohue, has served as a Trustee since the Fund’s inception and has previously been elected by the Fund’s shareholders. Mr. Donohue was appointed to the Board by the Fund’s Trustees at a meeting held on July 25, 2019. Each Nominee was nominated by the Fund’s nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Trustee if elected. Biographical information about each Nominee is set forth below. Biographical information about the Fund’s Trustees who are not standing for election at the Meeting but who will continue to be Trustees of the Fund (the “Continuing Trustees”), information on each Nominee’s and Continuing Trustee’s ownership of Fund shares and other relevant information is set forth on Exhibit A. None of the Nominees or the Continuing Trustees are “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund.

     The persons named as proxies on the accompanying proxy card intend to vote each proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Trustee for any reason, but, if that should occur prior to the Meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Adviser and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Fund’s and the Investment Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s audit committee (which consists of all the Trustees) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research. As warranted, the Board also receives informational reports from counsel to the Fund or the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board’s risk management oversight is subject to inherent limitations.

     Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund’s Trustees not be “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”) and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of the investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, all of the Fund’s Trustees, including the Chairman of the Board, are Independent Trustees. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Adviser and its affiliates; and (iii) the Board’s oversight role in management of the Fund.

     Information About Each Nominee’s and Continuing Trustee’s Experience, Qualifications, Attributes or Skills. Nominees for Trustee of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Nominee is 240 Greenwich Street, New York, New York 10286. Specific information about the Continuing Trustees, information on each Nominee’s and Continuing Trustee’s ownership of Fund shares, and other relevant information is set forth on Exhibit A.

Nominees for Class III Trustees with Terms Expiring in 2023

Other Public Company
Name (Age) of Nominee	Principal Occupation	Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years
ANDREW J. DONOHUE (69)	Of Counsel, Shearman &	OppenheimerFunds (58 funds),
Class III Trustee (2019)	Sterling LLP (2017 – 2019)	Director (2017 – 2019)
Chief of Staff to the Chair of
SEC (2015 – 2017)
Managing Director and
Investment Company
General Counsel of Goldman
Sachs (2012 – 2015)

JOSEPH S. DiMARTINO (76)	director or trustee of funds	CBIZ (formerly, Century
Chairman of the Board	in the bny mellon family	Business Services, Inc.), a
Class III Trustee (1998)	of funds and certain other	provider of outsourcing func-
	entities (as listed herein)	tions for small and medium
	(1995 – present)	size companies, Director
(1997 – present)

KENNETH A. HIMMEL (74)	Managing Partner, Gulf	None
Class III Trustee (1998)	Related, an international real
estate development company
(2010 – present)
President and CEO, Related
Urban Development, a real
estate development company
(1996 – present)
CEO, American Food
Management, a restaurant
company (1983 - present)
President and CEO, Himmel
& Company, a real estate
development company (1980
– present)

     Each Nominee, with the exception of Mr. Donohue, has been a BNY Mellon Family of Funds board members for over 20 years. Mr. Donohue has been in the investment funds industry for over 40 years. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the Board believes has prepared them to be effective Trustees (this information for Continuing Trustees is set forth on Exhibit A). The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business or professional training or practice (e.g., medicine, accounting or law); public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Trustee nominees. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser’s counsel and counsel to the Fund; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

     Andrew J. (Buddy) Donohue — Mr. Donohue has over 40 years of experience in the investment funds industry, in both senior government and private sector roles. Mr. Donohue served as Chief of Staff to the Chair of the SEC from 2015 to 2017, and previously served as the Director of the SEC’s Division of Investment Management from 2006 to 2010, where he was effectively the most senior regulator for the U.S. investment funds industry. Mr. Donohue was Global General Counsel of Merrill Lynch Investment Managers from 2003 to 2006, Executive Vice President and General Counsel of OppenheimerFunds, Inc. from 1991 to 2001 and Investment Company General Counsel of Goldman Sachs from 2012 to 2015. Most recently, Mr. Donohue was an independent director of the OppenheimerFunds from 2017 to 2019 and Of Counsel at the law firm of Shearman & Sterling LLP from September 2017 to July 2019. Mr. Donohue has been an officer, director and counsel for numerous investment advisers, broker-dealers, commodity trading advisers, transfer agents and insurance companies, and has served on the boards of business development companies, registered open-end funds, closed-end funds, exchange-traded funds and off-shore investment funds. He has also served as chairman of the American Bar Association’s Investment Companies and Investment Advisers Subcommittee, editor of the ABA Fund

Director’s Guidebook and, since 2018, director of the Mutual Fund Directors Forum, a leading funds industry organization. Mr. Donohue also is an adjunct professor teaching investment management law at Brooklyn Law School.

     Joseph S. DiMartino — Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Drey-fus Corporation (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of The Dreyfus Corporation by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

     Kenneth A. Himmel — Mr. Himmel has over 30 years’ experience as a business entrepreneur, primarily focusing on real estate development. Mr. Himmel is President and Chief Executive Officer of Related Urban Development, a leading developer of large-scale mixed-use properties and a division of Related Companies, L.P, and Managing Partner of Gulf Related, a real estate development joint venture between Related Companies, L.P. and Gulf Capital.

     Fund Board Committees. The Fund has standing audit, nominating and litigation committees, each comprised of the Fund’s Independent Trustees. The Fund also has a compensation committee comprised of Ms. Roslyn M. Watson (Chair), Mr. Stephen J. Lockwood and Ms. Benaree Pratt Wiley.

     The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and responsibilities, is available at www.bnymellonim.com/us in the “Closed-End Funds” section under “Investments.” The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration the factors listed in the Fund’s Nominating Committee Charter and Procedures (the “Nominating Committee Charter”), including character and integrity and business and professional experience. The nominating committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is not available on the Fund’s website or the Investment Adviser’s website, but was attached as Exhibit B to the Fund’s proxy statement for the 2019 annual shareholders meeting (filed with the Securities and Exchange Commission on June 28, 2019).

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board.

     The litigation committee seeks to address any potential conflicts of interest between the Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

     The Fund also has a standing pricing committee comprised of any one Trustee. The function of the pricing committee is to assist in valuing the Fund’s investments.

     Compensation. Each Nominee also serves as a Board member of certain other funds in the BNY Mellon Family of Funds. Annual retainer fees and meeting attendance fees are allocated among the Fund and those other funds on the basis of net assets, with the Chairman of the Board, Mr. DiMartino, receiving an additional 25% of such compensation. The Fund reimburses Trustees for travel and out-of-pocket expenses in connection with attending Board or committee meetings. The Fund does not have a bonus, pension, profit-sharing or retirement plan. Each emeritus Trustee is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Trustee became emeritus and a per meeting attended fee of one-half the amount paid to Trustees.

     The amount of compensation paid to each Nominee by the Fund for the fiscal year ended March 31, 2020 and the aggregate amount of compensation paid to each Nominee by all funds in the BNY Mellon Family of Funds for which the Nominee was a board member during 2019, was as follows†:

		Aggregate Compensation from
	Compensation from	the Fund and Fund Complex
Name of Nominee	the Fund	Paid to Nominee (*)
Andrew J. Donohue**	$2,188	$207,674 (57)
Joseph S. DiMartino***	$5,861	$1,252,625 (123)
Kenneth A. Himmel	$2,698	$193,000 (24)

  Amounts shown do not include expenses reimbursed to Trustees for attending Board meetings.

  Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee served as a board member in 2019.

  Mr. Donohue was appointed to the Fund’s Board and the Board of certain other funds in the BNY Mellon Family of Funds in July 2019.

  Amounts shown do not include the costs of office space and related parking, office supplies, secretarial services and health benefits for the Chairman of the Board and his spouse, which also are paid by the Fund (allocated among the funds in the BNY Mellon Family of Funds based on net assets). In 2019, the amount paid by the Fund was $314.

     For the Fund’s most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by the Fund to each Continuing Trustee and the aggregate amount of compensation paid by all funds in the BNY Mellon Family of Funds for which each such person was a board member in 2019 are set forth on Exhibit A. Certain other information concerning the Fund’s Trustees and officers also is set forth on Exhibit A.

Required Vote

     The election of each Nominee requires the approval of a majority of shares of the Fund represented in person or by proxy and entitled to vote at the meeting, if a quorum is present.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that the Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of the Independent Trustees. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on April 29, 2020, the Fund’s audit committee approved and the Fund’s Board, including a majority of the Independent Trustees, ratified and approved the selection of KPMG LLP as the independent auditors for the Fund’s fiscal year ending March 31, 2021. The audit committee’s report relating to the Fund’s financial statements for the year ended March 31, 2020 is attached as Exhibit B to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

     The following chart reflects fees billed by KPMG LLP in the Fund’s last two fiscal years. For Service Affiliates (i.e., the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval by the audit committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by KPMG LLP to the Fund and Service Affiliates. All services provided by KPMG LLP were pre-approved as required.

	Fund[1]	Service Affiliates[1]
Audit Fees	$104,140/$107,960	N/A
Audit-Related Fees[2]	$31,900/$32,030	$0/$0
Tax Fees[3]	$2,690/$2,730	$0/$0
All Other Fees	$0/$0	$0/$0
Aggregate Non-Audit Fees[4]	N/A	$331,000/$463,000

1 For the Fund’s fiscal years ended March 31, 2019/March 31, 2020.

2 Services to the Fund consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h) or to determine compliance with line of credit facility, (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Fund transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

3 Services to the Fund consisted of review of U.S. federal, state, local and excise tax returns.

4 Aggregate non-audit fees billed by KPMG to the Fund and Service Affiliates are shown under the Service Affiliates column.

     Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of KPMG LLP’s engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining KPMG LLP’s independence. Pre-approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Auditor Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining KPMG LLP’s independence.

     A representative of KPMG LLP is expected to be present at the Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

     BNY Mellon Investment Adviser, Inc., located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s investment adviser.

     The Bank of New York Mellon (“BNY Mellon”), an affiliate of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as Custodian for the assets of the Fund.

     Computershare Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

To vote, you may use any of the following methods:

  By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

  By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

  By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

  At the Meeting. Any shareholder who attends the Meeting virtually may vote by ballot at the Meeting.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted “for” a proposal.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund’s shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote “for” a proposal and will have the effect of voting “No” for the proposal.

     The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone. Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s solicited telephonic voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

OTHER MATTERS

     The Fund’s Board is not aware of any other matter which may come before the Meeting. However, should any such matter properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Any proposals of shareholders that are intended to be presented at the Fund’s 2021 Annual Meeting of Shareholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Secretary of the Fund at the Fund’s principal executive offices no later than February 28, 2021 and must comply with all other legal requirements in order to be included in the Fund’s proxy statement and form of proxy for that meeting. For other shareholders proposals to be presented at the 2021 Annual Meeting of Shareholders (but not included in the Fund’s proxy statement), a shareholder’s notice must be delivered to the Secretary of the Fund at the Fund’s principal executive offices no later than 5:00 p.m., Eastern time, on May 11, 2021.

     Shareholders who wish to communicate with Trustees should send communications to the attention of the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of Computershare Inc., Proxy Department, 480 Washington Blvd., 27th Floor, Jersey City, New Jersey 07310, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares. The Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: June 30, 2020

EXHIBIT A

PART I

     Part I sets forth information regarding the Continuing Trustees, Board and committee meetings and share ownership.

     Information About the Continuing Trustees’ Experience, Qualifications, Attributes or Skills. The Continuing Trustees of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Continuing Trustee is 240 Greenwich Street, New York, New York 10286.

Continuing Class I Trustees with Terms Expiring in 2021

Name (Age) of		Other Public Company
Continuing Trustee	Principal Occupation	Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years
FRANCINE J. BOVICH (67)	Trustee, The Bradley	Annaly Capital Management,
Class I Trustee (2011)	Trusts, private trust funds	Inc., a real estate investment
	(2011 – present)	trust, Director (2014 –
present)

STEPHEN J. LOCKWOOD (72) Chairman of the Board,		None
Class I Trustee (1998)	Stephen J. Lockwood and
Company LLC, a real estate
investment company (2000 –
present)

Continuing Class II Trustees with Terms Expiring in 2022

Name (Age) of		Other Public Company
Continuing Trustee	Principal Occupation	Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years
ROSLYN M. WATSON (70)	Principal, Watson Ventures,	American Express Bank, FSB,
Class II Trustee (1998)	Inc., a real estate investment	Director (1993 – 2018)
company (1993 – present)

BENAREE PRATT WILEY (74)	Principal, The Wiley Group, a	CBIZ (formerly, Century
Class II Trustee (1998)	firm specializing in strategy	Business Services, Inc.), a
	and business development	provider of outsourcing func-
	(2005 – present)	tions for small and medium
size companies, Director
(2008 – present)
Blue Cross-Blue Shield of
Massachusetts, Director
(2004 – present)

     Each Continuing Trustee, except Ms. Bovich, has been a BNY Mellon Family of Funds board member for over 20 years. Ms. Bovich has been in the asset management business for over 40 years. Additional information about the Continuing Trustees follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Continuing Trustees possess which the Board believes has prepared them to be effective Trustees.

CLASS I

     Francine J. Bovich — Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College’s endowment fund. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

     Stephen J. Lockwood — Mr. Lockwood’s business experience of over 40 years includes being a board member and/or officer of various financial institutions, including insurance companies, real estate investment companies and venture capital firms. Mr. Lockwood serves as Managing Director and Chairman of the Board of Stephen J. Lockwood and Company LLC, a real estate investment company. Mr. Lockwood was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc., a New York Stock Exchange-listed insurance holding company.

CLASS II

     Roslyn M. Watson — Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, FSB (until 2018), The Hyams Foundation, Inc. (emeritus), Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

     Benaree Pratt Wiley — Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston’s capacity to attract, retain and develop talented professionals of color. Ms. Wiley currently serves on the boards of Blue Cross Blue Shield of Massachusetts and CBIZ (NYSE:CBZ). She has served as the Chair of PepsiCo’s African American Advisory Board, and formerly served on the board of First Albany (NASDAQ: FACT). Her civic activities include serving on the boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she serves as Vice Chair.

     Nominees’ and Continuing Trustees’ Ownership of Fund Shares. The table below indicates the dollar range of the Nominees’ and the Continuing Trustees’ ownership of Fund shares and shares of other funds in the BNY Mellon Family of Funds, in each case as of December 31, 2019.

Aggregate Holding of
Name of Continuing		Funds in the
Trustee or Nominee	Fund Shares	BNY Mellon Family of Funds
Francine J. Bovich	None	None
Joseph S. DiMartino*	Over $100,000	Over $100,000
Andrew J. Donohue*	None	Over $100,000
Kenneth A. Himmel*	None	None
Stephen J. Lockwood	None	None
Roslyn M. Watson	None	$10,001 – $50,000
Benaree Pratt Wiley	None	$50,001 – $100,000
* Nominee.

     As of December 31, 2019, none of the Nominees or Continuing Trustees or their immediate family members owned securities of the Investment Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser.

PERTAINING TO THE BOARD

• The Fund held seven Board meetings, five audit committee meetings and two nominating committee meetings during the last fiscal year. The compensation, litigation and pricing committees did not meet during the last fiscal year.

• The Fund does not have a formal policy regarding Trustees’ attendance at annual meetings of shareholders. Trustees did not attend last year’s annual meeting of shareholders.

• The Continuing Trustees and all Nominees attended at least 75% of the meetings of the Board and committees of which they were a member held in the last fiscal year (except Kenneth Himmel).

     Compensation Table. The amount of compensation paid to each Continuing Trustee by the Fund for the fiscal year ended March 31, 2020, and the aggregate amount of compensation paid to such Continuing Trustee by all funds in the BNY Mellon Family of Funds for which the Continuing Trustee was a Board member during 2019, was as follows†:

		Aggregate Compensation from
Name of	Compensation from	the Fund and Fund Complex
Continuing Trustee	the Fund	Paid to Continuing Trustee (*)
Francine J. Bovich	$5,281	$658,500 (71)
James M. Fitzgibbons**	$1,225	$86,500 (22)
Stephen J. Lockwood	$4,989	$202,000 (24)
Roslyn M. Watson	$4,933	$457,000 (57)
Benaree Pratt Wiley	$6,824	$649,000 (78)

†Amounts shown do not include expenses reimbursed to Trustees for attending Board Meetings.
**Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Continuing Trustees served as Board members in 2019.
**Emeritus Trustee.

PART II

     Part II II sets forth information regarding the officers of the Fund. Each officer of the Fund holds office for an indefinite term until his or her successor is elected and has qualified.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
RENEE LAROCHE-MORRIS
President (2019)	48	President and Director of the Invest-
		ment Adviser since January 2018;
		Chairman and Director of BNYMSC
		since June 2018 and Executive Vice
		President of BNYMSC since March
		2018; Chief Financial Officer of BNY
		Mellon Wealth Management from
		May 2014 to December 2017. She is
		an officer of 62 investment companies
		(comprised of 114 portfolios) managed
		by the Investment Adviser.
JAMES WINDELS
Treasurer (2001)	61	Director — BNY Mellon Fund
		Administration, and an officer of 64
		investment companies (comprised
		of 145 portfolios) managed by the
		Investment Adviser.
BENNETT A. MACDOUGALL
Chief Legal Officer (2015)	48	Chief Legal Officer of the Investment
		Adviser and Associate General Counsel
		and Managing Director of The Bank of
		New York Mellon Corporation (“BNY
		Mellon”) since June 2015; Director and
		Associate General Counsel of Deutsche
		Bank – Asset & Wealth Management
		Division from June 2005 to June 2015;
		and Chief Legal Officer of Deutsche
		Investment Management Americas Inc.
		from June 2012 to May 2015. He is
		an officer of 64 investment companies
		(comprised of 145 portfolios) managed
		by the Investment Adviser.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
DAVID DIPETRILLO
Vice President (2019)	42	Head of North American Product, BNY
		Mellon Investment Management since
		January 2018; Director of Product
		Strategy, BNY Mellon Investment
		Management from January 2016 to
		December 2017; Head of US Retail
		Product and Channel Marketing, BNY
		Mellon Investment Management from
		January 2014 to December 2015. He is
		an officer of 63 investment companies
		(comprised of 122 portfolios) managed
		by the Investment Adviser.
JAMES BITETTO
Vice President and	53	Senior Managing Counsel of BNY
Secretary[1] (2005)		Mellon since December 2019;
		Managing Counsel of BNY Mellon
		from April 2014 to November 2019;
		Secretary of the Investment Adviser, and
		an officer of 64 investment companies
		(comprised of 145 portfolios) managed
		by the Investment Adviser.
SONALEE CROSS
Vice President and	32	Counsel of BNY Mellon since October
Assistant Secretary (2018)		2016; Associate at Proskauer Rose
		LLP from April 2016 to September
		2016; Attorney at EnTrust Capital
		from August 2015 to February 2016;
		Associate at Sidley Austin LLP from
		September 2013 until August 2015.
		She is an officer of 64 investment
		companies (comprised of 145
		portfolios) managed by the Investment
		Adviser.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
DEIRDRE CUNNANE
Vice President and	30	Counsel of BNY Mellon since August
Assistant Secretary (2019)		2018; Senior Regulatory Specialist at
		BNY Mellon Investment Management
		Services from February 2016 to August
		2018; Trustee Associate at BNY Mellon
		Trust Company (Ireland) Limited from
		August 2013 to February 2016. She is
		an officer of 64 investment companies
		(comprised of 145 portfolios) managed
		by the Investment Adviser.
SARAH S. KELLEHER
Vice President and	44	Managing Counsel of BNY Mellon since
Assistant Secretary (2014)		December 2017; Senior Counsel of
		BNY Mellon from March 2013 to
		December 2017. She is an officer of
		64 investment companies (comprised
		of 145 portfolios) managed by the
		Investment Adviser.
JEFF S. PRUSNOFSKY
Vice President and	55	Senior Managing Counsel of BNY
Assistant Secretary (2005)		Mellon, and an officer of 64 investment
		companies (comprised of 145
		portfolios) managed by the Investment
		Adviser.
AMANDA QUINN
Vice President and	35	Counsel of BNY Mellon since June
Assistant Secretary (2020)		2019; Regulatory Administration
		Manager at BNY Mellon Investment
		Management Services from September
		2018 to May 2019; Senior Regulatory
		Specialist at BNY Mellon Investment
		Management Services from April 2015
		to August 2018. She is an officer of
		64 investment companies (comprised
		of 145 portfolios) managed by the
		Adviser.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
PETER SULLIVAN
Vice President and	52	Managing Counsel of BNY Mellon, and
Assistant Secretary (2019)		an officer of 64 investment companies
		(comprised of 145 portfolios) managed
		by the Investment Adviser.
NATALYA ZELENSKY
Vice President and Assistant	35	Managing Counsel of BNY Mellon
Secretary (2017)		since December 2019; Counsel of
		BNY Mellon from May 2016 to
		November 2019; Attorney at
		Wildermuth Endowment Strategy
		Fund/Wildermuth Advisory, LLC
		from November 2015 to May 2016
		and Assistant General Counsel at RCS
		Advisory Services from July 2014 to
		November 2015. She is an officer of
		64 investment companies (comprised
		of 145 portfolios) managed by the
		Investment Adviser.
GAVIN C. REILLY
Assistant Treasurer (2005)	51	Tax Manager — BNY Mellon Fund
		Administration, and an officer of 64
		investment companies (comprised
		of 145 portfolios) managed by the
		Investment Adviser.
ROBERT S. ROBOL
Assistant Treasurer (2005)	56	Senior Accounting Manager — BNY
		Mellon Fund Administration, and an
		officer of 64 investment companies
		(comprised of 145 portfolios) managed
		by the Investment Adviser.
ROBERT SALVIOLO
Assistant Treasurer (2007)	53	Mellon Fund Administration, and an Senior Accounting Manager — BNY
		officer of 64 investment companies
		(comprised of 145 portfolios) managed
		by the Investment Adviser.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
ROBERT SVAGNA
Assistant Treasurer (2005)	53	Senior Accounting Manager — BNY
		Mellon Fund Administration, and an
		officer of 64 investment companies
		(comprised of 145 portfolios) managed
		by the Investment Adviser.
JOSEPH W. CONNOLLY
Chief Compliance Officer (2004)	63	Chief Compliance Officer of the
		Investment Adviser, the BNY Mellon
		Family of Funds and BNY Mellon
		Funds Trust (63 investment companies,
		comprised of 137 portfolios).

[1] Vice President and Secretary since 2018; previously, Vice President and Assistant Secretary.

     The address of each officer of the Fund is 240 Greenwich Street, New York, New York 10286.

PART III

     Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of June 3, 2020 by the Nominees, the Continuing Trustees and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund’s outstanding shares.

     As of June 3, 2020, the Nominees, Continuing Trustees and officers, as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

     To the Fund’s knowledge, based on Schedule 13G filings as of June 3, 2020, the following information with respect to beneficial ownership of more than 5% of the Fund’s outstanding shares has been reported.

	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class
Common Shares	First Trust Portfolios L.P.*	12,076,204	16.61%
	First Trust Advisors L.P.*
	The Charger Corporation*
	120 East Liberty Drive
	Suite 400
	Wheaton, IL 60187

* These entities share voting and dispositive power with respect to the share amount and percentage shown.

     As of June 3, 2020, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 99.37% of the outstanding shares of beneficial interest of the Fund.

Delinquent Section 16(a) Reports

     Under Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, the Fund’s officers and Trustees, persons owning more than 10% of the Fund’s shares of beneficial interest, and certain additional persons are required to report their transactions in the Fund’s shares to the SEC, the New York Stock Exchange and the Fund. Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended March 31, 2020, all filing requirements applicable to such persons were complied with except that Sonalee Cross, who became Vice President and Assistant Secretary of the Fund on March 31, 2018, did not report on a timely basis in a Form 3 filing that she had no beneficial interest in the Fund as of the date she was appointed to her position. However, the described failure to file was subsequently reported on the appropriate Form during the fiscal year ended March 31, 2020.

EXHIBIT B

REPORT OF THE AUDIT COMMITTEE

BNY Mellon High Yield Strategies Fund
(the “Fund”)

May 27, 2020

     The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Annual Report with management.

     The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB provided to the committee.

     Based on the reviews and discussions referred to above, the committee recommended to the Board of Trustees (and the Board approved) that the audited financial statements for the Fund be included in the Fund’s Annual Report to Shareholders for the year ended March 31, 2020.

Francine J. Bovich, Audit Committee Chair
Joseph S. DiMartino, Audit Committee Member
Andrew J. Donohue, Audit Committee Member
Kenneth A. Himmel, Audit Committee Member
Stephen J. Lockwood, Audit Committee Member
Roslyn M. Watson, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

B-1

0430-PROXY-20

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

Please detach at perforation before mailing.

PROXY	BNY MELLON HIGH YIELD STRATEGIES FUND
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 11, 2020
COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of BNY Mellon High Yield Strategies Fund (the “Fund”) hereby appoints James Bitetto and Deirdre Cunnane, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indic at ed herein, all shares of the Fund standing in the name of the undersigned at the close of business on June 3, 2020, at the Annual Meeting of Shareholders of t he F und to be held virtually on the Internet, on Tuesday, August 11, 2020, at 10:30 a.m., Eastern time, and at any and all adjournments thereof (the “Meeting”), with all of t he powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) t o vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the N ot ic e of the Annual Meeting of Shareholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and rev ok es any proxy heretofore given with respect to such meeting. Please refer to the Proxy Statement for instructions on how to participate in the Virtual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY I S PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AN D IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

BNY_31353_062320
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Shareholder Meeting to Be Held on August 11, 2020.
The Proxy Statement and Proxy Card for this meeting are available at:
https://im.bnymellon.com/us/en/products/closed-end-funds.jsp

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

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